EXHIBIT 10.1

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF EUROSITE AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE NOTES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY OFFERING MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE NOTES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

EUROSITE POWER INC.

Note Exchange Agreement

EuroSite Power Inc.

45 First Avenue

Waltham, MA 02451

Ladies and Gentlemen:

1. Exchange. The undersigned (the “Investor”) hereby agrees to exchange the 4% convertible promissory note currently owned by it (the “Original Note”) of EuroSite Power Inc., a Delaware corporation (“EuroSite”), for a new note (the “New Note”) in the form attached as Exhibit A. The New Note will be in such form that there will be no change in the principal amount or accrued interest from the Original Note. The New Note will be guaranteed by American DG Energy Inc. (the “Guarantee”) as set forth in the New Note.

THE INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE NOTE INVOLVES A HIGH DEGREE OF RISK, AND THAT THE NOTE (AND ANY EQUITY SECURITIES ISSUED UPON CONVERSION OR EXCHANGE THEREOF (the “CONVERSION SECURITIES”) ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE. THERE CAN BE NO ASSURANCES THAT THE INVESTOR WILL RECOVER ALL OR ANY PORTION OF THIS INVESTMENT.

2. Exchange Procedures. Upon the execution hereof by the Investor, subject to acceptance by EuroSite, the Investor will exchange the Investor’s Original Note for the New Note described above. The exchange procedures will be specified by EuroSite.

3. Amendment to Noteholders Agreement. The Original Note and similar notes to other investors were issued pursuant to a Noteholders Agreement among the Company, the Investor, other investors and American DG Energy Inc. (“ADG”), as guarantor. The Investor, the Company and ADG agree that the terms and provisions of the Noteholders Agreement, including the guarantee of ADG, shall apply to the New Notes in precisely the same manner as such terms and provisions applied to the Original Notes (the New Notes being in the form of Exhibit A), except that:

a. The “Stated Maturity” of the Notes as set forth therein is changed from June 14, 2014 to June 14, 2017;

b. the “Initial Conversion Rate” of the Notes as set forth therein is changed from 1,000 shares of the Company’s Common Stock for each $1,000 of principal converted to 1,667 shares of the Company’s Common Stock for each $1,000 of principal converted; and

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c. the Holders’ options to extend the Notes are eliminated (the last paragraph of Section 4.1).

4. Representations and Warranties. Both EuroSite and the Investor hereby confirm that their respective representations and warranties in the subscription agreement pursuant to which the Investor’s Original Note was issued, continue to be true and correct as if made on the date hereof and if made with respect to the New Note.

5. Registration Rights Agreement. The Registration Rights Agreement executed by EuroSite and the Investor in connection with the purchase of the Original Notes will apply identically to the New Notes.

6. Expenses. The Investor and EuroSite shall each bear its own expenses incurred in connection with this transaction.

7. Miscellaneous.

a. Notices. When any notice is required or authorized hereunder, such notice shall be given in writing and shall be deemed effectively given:(i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (iii) five days after having been sent by registered or certified mail (or regular mail if registered or certified mail is unavailable in the country of the recipient), (iv) if sent within the U.S., one business day after deposit with a recognized overnight courier, specifying next business day delivery, with written verification of receipt or (v) if sent from the U.S. to an address outside the U.S. or if sent from outside the U.S. to an address within the U.S., five business days after deposit with an internationally recognized courier service if, specifying that delivery be made within five business days with written verification of receipt. All notices and other communications shall be sent if sent to the Investor, to the address, fax number or email address of the Investor set forth on the signature page to this Agreement, as it may subsequently change on EuroSite’s books by notice from the Investor; and

If to EuroSite, to:	EuroSite Power Inc.
45 First Avenue
Waltham, MA 02451
Attention: Chief Financial Officer
Fax No.: (781) 622-1027
Phone No.: (781) 622-1117

With a copy to:	Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attention: Edwin L. Miller, Jr.
Fax No.: (617) 338-2880
Phone No.: (617) 338-2800

Such notices or communications shall be effective when received. If a notice or communication to Investor is sent in the manner provided above, it is duly given, whether or not the addressee receives it. EuroSite by notice to the Investor may designate additional or different addresses for subsequent notices or communications.

b. Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, successors and assignees of the Investor.

c. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York and, to the extent it involves any United States federal statute or regulations, in accordance therewith.

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d. Consent to Jurisdiction. The parties hereby consent and submit to the exclusive jurisdiction of the state and federal courts in New York City with respect to all disputes arising in connection with this transaction.

e. Survival of Representations. The parties agree that all of the warranties, representations, acknowledgments, confirmations, covenants and promises made in this Agreement shall survive its execution and delivery.

f. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original and which, taken together, shall form one and the same agreement. Execution and delivery of this Agreement may be evidenced by faxed signatures or by a PDF of the executed document sent by email.

g. Integration. This Agreement is the complete and exclusive agreement between the parties with regard to the subject matter hereof and supersedes any and all prior discussions, negotiations and memoranda related hereto.

_________________

The Investor, EuroSite and ADG hereby execute this Agreement as of the date set forth below.

AGREED AND ACCEPTED:

SUBSCRIBER:

U.S. $1,100,000.00	American DG Energy Inc.
Principal amount of Original Note and New Note being issued in exchange é	Investor’s name é

/s/ Jesse T. Herrick
Investor’s signature é Chief Financial Officer
Title of investor, if any é

Address of the Subscriber ê
45 First Avenue

Waltham, MA 02451
USA

Email address: jesse.herrick@americandg.com

Fax number: (781) 622-1027

Date: October 18, 2013

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Agreed to and accepted by:

EUROSITE POWER INC.

By: /s/ Jesse T. Herrick

Name: Jesse T. Herrick

Title: Chief Financial Officer

Date: February 20, 2014

Acknowledged as Guarantor:

AMERICAN DG ENERGY INC.

By: /s/ John N. Hatsopoulos

Name: John N. Hatsopoulos

Title: Chief Executive Officer

Date: February 20, 2014

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EXHIBIT A

THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE OR AS PAYMENT OF INTEREST ON THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM.

THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE OR AS PAYMENT OF INTEREST ON THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT IS IN EFFECT, (II) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR (III) SUCH OFFER OR TRANSFER IS MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A NOTEHOLDERS AGREEMENT AND A REGISTRATION RIGHTS AGREEMENT AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH AGREEMENTS.

EUROSITE POWER INC.

4% SENIOR CONVERTIBLE NOTE DUE 2017

Name of Holder:
Principal Amount:
Date:

EuroSite Power Inc., a Delaware corporation (the “Company,” which term shall include any successor corporation under the Noteholders Agreement referred to below), promises to pay to the Holder as set forth above (the “Holder”), or registered assigns, the principal amount set forth above on June 14, 2017. The Company promises to pay interest on the principal amount of this Note at the rate of 4.00% per annum.  The Company shall pay interest semi-annually in arrears on June 14 and December 14 of each calendar year and at maturity, whether by acceleration or otherwise.  Interest will be computed on the basis of a 360-day year of twelve 30-day months. This Note has been issued in exchange for one of the Company’s 4% Senior Convertible Notes due 2014 (the “Original Notes”), and accrued but unpaid interest on such Original Note shall be considered accrued interest under this Note.

This Note is one of a duly authorized issue of Notes of the Company designated as its 4% Senior Convertible Notes due 2017 (the “Notes”), issued under a Noteholders Agreement executed with respect to the Original Notes, as amended (together with any exhibits and schedules thereto and as such may be amended from time to time, the “Noteholders Agreement”). The Holder of this Note is entitled to the benefits thereof and is subject to the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Attest:		EUROSITE POWER INC.

By:		By:
	Chairman of the Board		Chief Executive Officer

GUARANTEE

For value received, American DG Energy Inc., a corporation organized under the laws of the State of Delaware (herein called the “Guarantor,” which term includes any successor corporation under the Noteholders Agreement referred to in the Note upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Note upon which this Guarantee is endorsed the due and punctual payment of the principal of, and interest on, such Note, any other amount due and payable pursuant to the terms of the Noteholders Agreement when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, repayment at the option of the Holder or otherwise, according to the terms thereof and of the Noteholders Agreement. In case of the failure of the Company punctually to make any such payment of principal or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, or otherwise, and as if such payment were made by the Company.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Noteholders Agreement.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional (except as to the specific subordination provisions contained in Section 6.8 of the Noteholders Agreement), irrespective of, and shall be unaffected by, any invalidity, subordination, irregularity or unenforceability of such Note or such Noteholders Agreement, any failure to enforce the provisions of such Note or such Noteholders Agreement, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Note or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by strict and complete performance of the obligations contained in such Note and this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of, and interest on, such Note, the Holders of the Notes, on the terms and conditions set forth in the Noteholders Agreement, may proceed directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

The Guarantor shall be subrogated to all rights of the Holder of such Note against the Company in respect of any amounts paid to such Holder by the Guarantor on account of such Note pursuant to the provisions of this Guarantee or the Noteholders Agreement; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, and interest on, on all Notes issued under such Noteholders Agreement shall have been paid in full.

Claims under this Guarantee are, to the extent provided in the Noteholders Agreement, subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, and this Guarantee is issued subject to the provisions of the Noteholders Agreement with respect thereto. Each Holder of a Note upon which this Guarantee is endorsed, by accepting the same, agrees to and shall be bound by such provisions.

No reference herein to such Noteholders Agreement and no provision of this Guarantee or of such Noteholders Agreement shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional (except as to the specific subordination provisions contained in Section 6.8 of the Noteholders Agreement), of the due and punctual payment of principal and interest on the Note upon which this Guarantee is endorsed.

All terms used in this Guarantee which are defined in such Noteholders Agreement shall have the meanings assigned to them in such Noteholders Agreement.

This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal and dated the date on the face hereof.

AMERICAN DG ENERGY INC.

Sincerely,

By:
Chief Executive Officer

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ASSIGNMENT FORM

I or we assign and transfer this Note to:

(Assignee’s name, address and zip code)	(Assignee’s social security or tax I.D. number)

Date:
(Sign exactly as your name appears on the other side of this Note)

*Signature guaranteed by:

By:

* Signature to be guaranteed in a manner satisfactory to the Company.

CONVERSION NOTICE

To convert this Note into Common Stock of the Company, check the box: ☐

To convert only part of this Note, state the principal amount to be converted (must be $1,000 or an integral multiple of $1,000): $ ___________________.

If you want the stock certificate made out in another person’s name, fill in the form below:

I or we assign and transfer this Note to:

(Assignee’s name, address and zip code)	(Assignee’s social security or tax I.D. number)

Date:
(Sign exactly as your name appears on the other side of this Note)

*Signature guaranteed by:

By:

* Signature to be guaranteed in a manner satisfactory to the Company.

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